UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/22/2005

CORUS BANKSHARES INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-6136

MN	41-0823592
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

3959 N Lincoln Ave, Chicago, IL 60613
(Address of Principal Executive Offices, Including Zip Code)

773-832-3088
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On February 22, 2005, Corus Bankshares, Inc. issued a press release announcing an increase in dividend and elimination of target dividend payout ratio. A copy of the company's press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

99.1        Press Release dated February 22, 2005, announcing an increase in dividend and elimination of target dividend payout ratio*

*This Exhibit 99.1 is furnished pursuant to item 7.01, and is not deemed filed in accordance with Item 9.01

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CORUS BANKSHARES INC

Date: February 23, 2005.	By:	/s/ Michael E. Dulberg
Michael E. Dulberg
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release